Exhibit 10.1

[Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and attachments to this exhibit have been omitted. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.]

Securities Purchase Agreement

By and between

Glassbridge Enterprises, Inc.

And

Alex Spiro

Exhibit A	Form of Promissory Note
Exhibit B	Warrant Agreement
Exhibit C	Restricted Stock Unit Agreement

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Securities Purchase Agreement

This Securities Purchase Agreement (together with all exhibits and schedules hereto, this “Agreement”) is entered into as of July 16, 2024 (the “Effective Date”), by and between GlassBridge Enterprises, Inc., a Delaware corporation (the “Company”), and Alex Spiro, an individual (“Buyer”). The Company and Buyer may be collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, upon the terms and subject to the conditions set forth herein, the Company desires to issue and sell to Buyer a certain promissory note of the Company, in the form as attached hereto as Exhibit A (the “Note”); and

WHEREAS, the Company and the Buyer also desire to enter into the Warrant Agreement in the form attached hereto as Exhibit B;

WHEREAS, the Company and the Buyer also desire to enter into the Restricted Stock Unit Agreement in the form attached hereto as Exhibit C;

WHEREAS, the Company and Tacora Capital LP, a Delaware limited partnership (“Tacora”), entered into that certain Stock Purchase Agreement, dated as of September 25, 2023 (as amended by that certain First Amendment to Stock Purchase Agreement, dated February 13, 2024, the “Tacora SPA”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I. Definitions and Interpretation

Section 1.01 Definitions. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Tacora SPA. In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings.

(a)	“Knowledge of Company” or “Company’s Knowledge” means the actual knowledge of Daniel Strauss, Francis Ruchalski, Robert Torricelli, Keri Findley, and Claire Councill and the knowledge any such individual would have obtained upon due inquiry concerning the existence of the relevant fact or matter.

(b)	“Loan Party” means the Company and each Subsidiary of the Company that is acting as a guarantor under the Note.

(c)	“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

(d)	“Restricted Stock Unit Agreement” means that certain Restricted Stock Unit Agreement , dated on or about the date hereof, in the form attached hereto as Exhibit C.

(e)	“Solvent” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property (for the voidance of doubt, calculated to include goodwill and other intangibles) of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, and (d) such Person is not engaged in business or a transaction, and does not intend to engage in business or a transactions, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can be reasonably expected to become an actual or matured liability.

(f)	“Transaction Documents” means this Agreement, the Note, the Warrant Agreement, the Indemnification Agreement, the Restricted Stock Unit Agreement, and any other agreement, document, certificate or writing delivered or to be delivered in connection with this Agreement and any other document related to the Transactions related to the forgoing, including, without limitations, those delivered at the Closing.

(g)	“Transactions” means the purchase and sale of the Note and the Warrant Agreement and the other transactions contemplated under the Transaction Documents.

(h)	“Warrant Agreement” means that certain Warrant Agreement, dated on or about the date hereof, in the form attached hereto as Exhibit B.

Section 1.02 Interpretive Provisions. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; the terms “Dollars” and “$” mean United States Dollars. Reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of or Exhibit, Annex or Schedule to this Agreement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. With respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” Reference to any Person includes such Person’s predecessors, successors and assigns to the extent, in the case of successors and assigns, such successors and assigns are permitted by the terms of any applicable agreement however, that nothing contained herein is intended to authorize any assignment or transfer not otherwise permitted by this Agreement. Reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles, Sections, Exhibits or Schedules shall refer to those portions of this Agreement. In the event of a conflict between language or amounts contained in the body of this Agreement and language or amounts contained in the Exhibits attached hereto, the language or amounts in the body of the Agreement shall control.

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Article II. Purchase and Sale

Section 2.01 Note and Warrant Purchase. Pursuant to the terms and conditions of this Agreement, the Company shall issue and sell to Buyer the Note, Warrant Agreement, and the Restricted Stock Unit Agreement for a price of up to $10,000,200 in the aggregate (“Purchase Price”), which amount (other than $200 of such amount which is allocated to the Warrant Agreement and Restricted Stock Unit Agreement, as set forth below) may be borrowed, repaid and then again reborrowed to the extent provided in the Note, such that after the issuance of the Common Stock issuable under the Warrant Agreement, Buyer will own approximately five percent (5%) of the issued and outstanding Common Stock as of the date of this Agreement. Subject to the terms and conditions herein, the purchase and sale of the Note (the “Closing”) shall occur on the date hereof (the “Closing Date”) via the exchange of documents and other items electronically. The Purchase Price shall be allocated as follows: $100 allocated to the purchase of the Warrant Agreement, $100 allocated to the purchase of Restricted Stock Unit Agreement, and the remainder of the Purchase Price allocated to the Note as set forth in this paragraph.

Section 2.02 Deliverables and Actions at the Closing.

(a)	At the Closing, Buyer shall deliver to the Company:

(i)	An initial advance of a portion of the Purchase Price, in the amount determined by the Company, via wire transfer of immediately available funds to an account as designated by the Company prior to the Closing Date;

(ii)	the Securities Purchase Agreement, duly executed by Buyer;

(iii)	the Indemnification Agreement (as defined below), duly executed by Alex Spiro;

(iv)	the Restricted Stock Unit Agreement, duly executed by Buyer;

(v)	such other documents as the Company may reasonably request for the purpose of evidencing the accuracy of the Buyer’s representations and warranties; evidencing the performance by the Buyer of, or the compliance by the Buyer with, any covenant or obligation required to be performed or complied with by the Buyer hereunder, or otherwise facilitating the consummation or performance of the Closing.

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(b)	At the Closing:

(i)	the Company shall deliver to the Buyer the Note, the Restricted Stock Unit Agreement, and the Warrant Agreement, duly executed by an authorized officer of the Company;

(ii)	the Company shall deliver to Buyer an Indemnification Agreement with Alex Spiro (the “Indemnification Agreement”), substantially in the form of that certain Indemnification Agreement, between the Company and Keri Findley, dated as of September 25, 2023, duly executed by an authorized officer of the Company;

(iii)	the Company shall deliver to Buyer a certificate in form and substance reasonably acceptable to Buyer: (1) attaching and certifying copies of the Company’s Charter Documents and resolutions of the Board of Directors of the Company (the “Board”) relating to this Agreement, the other Transaction Documents and the Transactions; and (2) certifying the name, title and true signature of each officer of the Company executing or authorized to execute this Agreement, the Transaction Documents, and such other documents, instruments and certifications required or contemplated hereby or thereby;

(iv)	a certificate dated as of a recent date prior to the Closing Date as to the good standing and subsistence of Company, issued by the Secretary of State of Delaware; and

(v)	the Company shall deliver to Buyer such other documents as the Buyer may reasonably request for the purpose of evidencing the accuracy of the Company’s representations and warranties; evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company hereunder, or otherwise facilitating the consummation or performance of the Closing.

Article III. Representations and Warranties of the Company

Except (i) as set forth in a corresponding schedule of the Disclosure Schedule (if applicable) to the Tacora SPA (as modified by the 2024 Updates to Disclosure Schedule attached hereto) or (ii) as disclosed to Buyer in a meeting of the Board of Directors or otherwise in his role as Chairman of the Board of Directors of the Company, the Company hereby represents and warrants to Buyer that the statements set forth in Article 4 of the Tacora SPA are true and correct as of the date hereof, mutatis mutandis, as though such representations were made on the date hereof with respect to the Transaction Documents and Transactions (including the issuance of the Warrant Shares pursuant to the Warrant Agreement) (rather than the Tacora SPA and Ancillary Agreements and transactions contemplated thereby, as reasonably applicable). The Company hereby represents and warrants (which shall be deemed included in the Fundamental Representations) to the Buyer that: (A) the Company has delivered to Buyer a true and complete copy of the Tacora SPA and (B) the Board has approved (i) the exclusion of the Buyer as an Acquiring Person under the Company’s 382 Rights Plan, (ii) the exclusion of the issuance, exercise or exchange of the Restricted Stock Unit Agreement, the Warrant Agreement and the Warrant Shares, and the consummation of the transactions contemplated by the Restricted Stock Unit Agreement and the Warrant Agreement, as triggers under the Company’s 382 Rights Plan, and, (iii) without limiting the terms of the Warrant Agreement, that the Buyer shall participate with respect to the Warrant Shares (as though the Warrant Agreement were exercised) in any rights issuance consummated in connection the Company’s 382 Rights Plan.

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Except (i) as set forth in a corresponding schedule of the Disclosure Schedule, the Company hereby represents and warrants to the Buyer that the statements below are true and correct as of the date hereof:

Section 3.01 Organizational Documents. Each Loan Party has provided to Buyer true and complete copies of its Articles of Incorporation, Bylaws, Certificate of Formation or operating agreement, or other organizational documents, as applicable, as in effect on the date hereof.

Section 3.02 Authority; Execution. Each Loan Party has all corporate (or other) right, power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. All corporate (or similar) action on the part of each Loan Party, its directors and shareholders, partners or members necessary for the authorization, execution, delivery and performance of this Agreement by such Loan Party has been taken. The Transaction Documents have been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

Section 3.03 No Breach. The execution and delivery by each Loan Party of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in a breach or violation of, (i) any provision of the Articles of Incorporation, Bylaws, Certificate of Formation or operating agreement, or other organizational document, as applicable, of any Loan Party, (ii) any Applicable Law by which a Loan Party is bound or (iii) any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any material agreement to which a Loan Party is a party or by which it is bound or to which any of its properties or assets is subject.

Section 3.04 Solvency. The Loan Parties, when taken as a whole, are Solvent.

Article IV. Representations and Warranties of the Buyer

Buyer represents and warrants to the Company that the following statements contained in this Article IV are true and correct as of the date hereof:

Section 4.01 Authorization of Transactions. Buyer is an individual and has the requisite power and capacity to execute and deliver the Transaction Documents, to which he is a party and to perform his obligations hereunder and thereunder. The execution, delivery and performance by Buyer of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of Buyer. The Transaction Documents to which Buyer is a party have been duly and validly executed and delivered by Buyer. Each Transaction Document to which Buyer is a party constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights or by the principles governing the availability of equitable remedies.

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Section 4.02 Governmental Approvals; Non-contravention.

(a)	Assuming the accuracy of the representations and warranties of the Company, no consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Authority is necessary for the execution, delivery or performance by Buyer of this Agreement or any other Transaction Document to which Buyer is a party.

(b)	Assuming the accuracy of the representations and warranties of the Company, the execution, delivery and performance by Buyer of the Transaction Documents to which Buyer is a party, and the consummation by Buyer of the Transactions, do not violate any Laws or Orders to which Buyer is subject.

Section 4.03 Investment Representations.

(a)	Buyer understands and agrees that the consummation of this Agreement including the delivery of the Note and the Warrant Agreement (collectively, the “Securities”) to Buyer as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the Securities are being acquired for Buyer’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b)	Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”).

(c)	Buyer understands that the Securities are being offered and sold to Buyer in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

(d)	To the knowledge of Buyer, Buyer and its advisors, if any, have been furnished with all materials relating to the Company and its business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer or its advisors. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Buyer understands that its investment in the Securities involves a significant degree of risk.

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(e)	At no time was Buyer presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Buyer is not purchasing the Securities acquired by Buyer hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities acquired by Buyer hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(f)	Buyer is acquiring the Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities. Further, Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

(g)	Buyer understands that (i) the sale or re-sale of the Securities has not been registered under the Securities Act or any applicable state securities laws, and unless and until registered pursuant to the Securities Act, the Securities may not be transferred unless (1) the Securities are sold pursuant to an effective registration statement under the Securities Act; (2) Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably accepted by the Company; (3) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 4.03 to a Person who is an Accredited Investor; (4) the Securities are sold pursuant to Rule 144; (5) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”); or (6) the Securities are sold pursuant to the exemption from registration afforded under Section 4(a)(1) or Section 4(a)(7) of the Securities Act, and Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be reasonably accepted by the Company; (ii) any sale of Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder except to the extent required by contract or Law (in each case).

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(h)	Buyer, either alone or together with its Representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of its investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(i)	Buyer understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Transactions set forth herein.

(j)	Any legend required by the Securities Act or by the securities laws of any State to the extent such laws are applicable to the Securities represented by the certificate so legended shall be included on any certificates representing the Securities. Buyer also understands that the Securities may bear the following or a substantially similar legend:

THE SECURITIES REPRESENTED BY THIS STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.

Notwithstanding the foregoing (or any legend required by the Warrant Agreement), the Securities and any certificate, instrument, or book entry for the Securities shall not be notated with any restrictive legend if, in the reasonable opinion of counsel for such Holder and the Company, at the expense of the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act, and the Company will use commercially reasonable efforts to cause any such legend be removed.

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Section 4.04 Brokers. Buyer has not engaged any investment banker, finder, broker or sales agent in connection with the origin, negotiation, execution, delivery or performance of any Transaction Document to which it is a party, or the Transactions.

Article V. Indemnification

Section 5.01 Survival. The representations and warranties contained herein or in the Transaction Documents (other than the Fundamental Representations), along with all rights and remedies with respect to breaches thereof or inaccuracies therein, shall survive until the date that is eighteen (18) months after the Initial Closing Date; provided, however, that (i) the Fundamental Representations shall survive until the date that is sixty (60) days after the end of the applicable statute of limitations; and (ii) the covenants in this Agreement and the Transaction Documents shall survive indefinitely or through the period of performance set forth therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 5.02 Indemnification by Company. From and after the Closing, subject to the limitations set forth in this Article 5, Company agrees to indemnify and hold Buyer and his Affiliates, and their respective directors, managers, officers, employees, agents and representatives (collectively, the “Buyer Indemnified Parties”), harmless from and against any and all Losses paid, suffered or incurred by any Buyer Indemnified Party in connection with or arising from:

(a)	any inaccuracy in or breach of any representation and warranty of Company contained in this Agreement or any Transaction Document to which Company is a party; and

(b)	any breach by Company of, or failure by Company to perform, any of its covenants or obligations contained in this Agreement or any Transaction Document to which Company is a party.

Section 5.03 Indemnification by Buyer. From and after the Closing, Buyer agrees to indemnify and hold Company and its Affiliates and their respective directors, managers, officers, employees, agents and representatives (the “Company Indemnified Parties”) harmless from and against any and all Losses incurred by any Company Indemnified Party in connection with or arising from:

(a)	any breach of any warranty or the inaccuracy of any representation of Buyer contained in this Agreement or any Transaction Document to which Buyer is a party; and

(b)	any breach by Buyer of, or failure by Buyer to perform, any of its covenants and obligations contained in this Agreement or any Transaction Document to which Buyer is a party.

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Section 5.04 Indemnification Procedures.

(a)	Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall provide prompt written notice of such claim to the other party (the “Indemnifying Party”). The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that (i) the Indemnifying Party forfeits rights or defenses by reason of such failure or (ii) such failure or delay shall have adversely affected the Indemnifying Party’s ability to defend against, settle or satisfy any Third Party Claim for which the Indemnified Party is entitled to indemnification hereunder.

(b)	In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement (a “Third Party Claim”), the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party, which shall include Loeb & Loeb LLP on behalf of Company and Neal Gerber & Eisenberg LLP on behalf of Buyer. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its sole cost and expense. The Indemnifying Party shall not settle any Third Party Claim without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, if a settlement offer solely for money damages is made by the applicable third Person, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party’s willingness to accept the settlement offer and, subject to the applicable limitations in Article 5, pay the amount called for by such offer, and the Indemnified Party declines to accept such offer, the Indemnified Party may continue to contest such Third Party Claim, free of any participation by the Indemnifying Party, and the amount of any ultimate liability with respect to such Third Party Claim that the Indemnifying Party has an obligation to pay hereunder shall be limited to the lesser of (i) the amount of the settlement offer that the Indemnified Party declined to accept plus the Losses of the Indemnified Party relating to such Third Party Claim actually incurred through the date of its rejection of the settlement offer or (ii) the aggregate Losses of the Indemnified Party with respect to such Third Party Claim. If the Indemnifying Party does not assume the defense of any such Third Party Claim, the Indemnified Party may, but shall not be obligated to, defend against such Third Party Claim in such manner as it may deem appropriate; provided that the Indemnified Party may not settle any such Third Party Claim without the prior written consent of the Indemnifying Party.

(c)	In the case of any assumption of a defense, negotiation or settlement of any Third Party Claim, each of the Parties agrees to reasonably cooperate and to cause its employees to cooperate with and assist the other Party in connection with such defense, negotiation or settlement and to make available to the other Party all witnesses, pertinent records, materials and information in such Party’s possession or under such Party’s control relating thereto as is reasonably required by the other Party; provided, however, that, prior to providing such records, materials and information, such other Party shall enter into a customary confidentiality agreement with respect thereto and use its best efforts, in respect of any Third Party Claim of which it has assumed the defense, to preserve the attorney-client and work-product privileges.

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Section 5.05 Payments. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article 5, the Indemnifying Party shall satisfy its obligations within five (5) Business Days of such agreement or final, non-appealable adjudication by wire transfer of immediately available funds to an account identified by the Indemnified Party. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price.

Section 5.06 Limitations and other Matters Related to Indemnification.

(a)	Any right of Buyer or any Buyer Indemnified Party to indemnification pursuant to Section 5.02(a) shall not apply to any Losses in respect of claims made pursuant to Section 5.02(a) until the aggregate amount of all such Losses in connection therewith exceeds Two Hundred Fifty Thousand Dollars ($250,000) (the “Basket”), after which such indemnification obligations shall apply to all the aggregate Losses and not just amounts in excess of the Basket.

(b)	Any right of Company or any Company Indemnified Party to indemnification pursuant to Section 5.03(a) shall not apply to any Losses in respect of claims made pursuant to Section 5.03(a) until the aggregate amount of all such Losses exceeds the Basket, after which such indemnification obligations shall apply to all the aggregate Losses and not just amounts in excess of the Basket.

(c)	The maximum aggregate amount of Losses payable in respect of indemnification by Company pursuant to Section 5.02(a) shall equal the product of (i) fifteen percent (15%) multiplied by (ii) the sum of the Purchase Price plus 100% of the amount of any consideration actually paid to the Company for exercise of the Warrant Agreement (the “Company Cap”). The maximum aggregate amount of Losses payable in respect of indemnification by Buyer pursuant to Section 5.03(a) shall be Two Million Dollars ($2,000,000) (the “Buyer Cap”, and collectively with Company Cap, the “Caps”).

(d)	Notwithstanding anything to the contrary expressed or implied in this Section 5.06, neither the Basket nor the Caps shall apply in the case of (i) a breach by a Party of any of its covenants set forth in this Agreement or in a Transaction Document, (ii) a breach by a Party of its Fundamental Representations or (iii) a Party’s fraud or willful misconduct; provided that the aggregate liability for Losses payable to the Buyer Indemnified Parties by Company or to Company Indemnified Parties by Buyer, as applicable, shall in no event exceed the sum of (A) the Purchase Price plus (B) all consideration actually paid to the Company for exercise of the Warrant Agreement.

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(e)	The amount of any Losses payable in accordance with this Article 5 shall be calculated net of any third party insurance, indemnification or other proceeds that are actually recovered by the Indemnified Party under any insurance policy or other Contract or undertaking in connection with the facts giving rise to the right of indemnification (it being understood that an Indemnified Party shall not be obligated to obtain or maintain any type of insurance coverage or seek recovery under insurance policies with respect to any particular indemnifiable matter). The Indemnified Party shall promptly notify Indemnifying Party of its receipt of any such third party insurance, indemnification or other proceeds related to the facts and circumstances giving rise to the applicable claim for indemnification, and, if the Indemnified Party actually receives any such proceed after such indemnified Losses have been paid hereunder, then such Indemnified Party shall promptly reimburse the Indemnifying Party for the amount of such proceeds.

(f)	Subject to Section 6.08, the indemnification pursuant to this Article 5 shall be the sole and exclusive remedy of Company Indemnified Parties and the Buyer Indemnified Parties for any breach of any representation, warranty, agreement or covenant of Buyer or Company contained herein, or otherwise in respect of the transactions contemplated by this Agreement or any of the Transaction Documents, except in the case of fraud on the part of Company or Buyer in connection with this Agreement or any of the Transaction Documents.

(g)	Any inaccuracy in or breach of any representation or warranty, as well as the amount of Losses arising from a breach of any representation and warranty, shall be determined without regard to any materiality, Company Material Adverse Effect, Buyer Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

(h)	Buyer shall cause each Buyer Indemnified Party and Company shall cause each Company Indemnified Party to comply with the applicable provisions of and to abide by the applicable limitations set forth in, this Article 5.

Article VI. Miscellaneous

Section 6.01 Further Assurances. Following the Effective Date, each Party shall, and shall cause its respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Transactions.

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Section 6.02 Notices.

(a)	Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company, to:

Glassbridge Enterprises, Inc.
551 Madison Avenue, Suite 800
New York, New York 10022
Attention: Daniel Strauss
Email: dstrauss@glassbridge.com

With a copy, which shall not constitute notice, to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Lloyd Rothenberg
Email: lrothenberg@loeb.com

If to the Buyer, to:

Quinn Emanuel Urquhart & Sullivan, LLP

51 Madison Avenue, 22nd Floor

New York, NY 10010

Attention: Alex Spiro

Email: alexspiro@quinnemanuel.com

With a copy, which shall not constitute notice, to:

Neal, Gerber & Eisenberg LLP
2 North LaSalle Street, Suite 1700
Chicago, IL 60602,
Attention: Michael Gray
E-mail: mgray@ngelaw.com

(b)	Either Party may change its address for notices hereunder upon notice to the other Party in the manner for giving notices hereunder.

(c)	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email, and (iv) three (3) Business Days after mailing, if sent by registered or certified mail.

Section 6.03 Amendments; No Waivers; Etc.

(a)	Other than as specifically set forth herein, this Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties.

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(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

Section 6.04 Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense; provided that the Company shall pay the reasonable fees and expenses (including of counsel) of Buyer in connection with the Transaction Documents in an amount which shall not exceed $60,000 in the aggregate.

Section 6.05 Successors and Assigns; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Buyer may transfer its rights hereunder to a transferee of its rights under the Warrant Agreement, Restricted Stock Unit Agreement or Note, as such rights relate to such Warrant Agreement, Restricted Stock Unit Agreement, or Note as applicable. No Party shall have any other power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party, and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

Section 6.06 Third-Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-Party beneficiary of this Agreement.

Section 6.07 Governing Law; Dispute Resolution

(a)	This Agreement, and all matters based upon, arising out of or relating in any way to the Transactions or the Transaction Documents, including all disputes, claims or causes of action arising out of or relating to the Transactions or the Transaction Documents as well as the interpretation, construction, performance and enforcement of the Transaction Documents, shall be governed by the laws of the United States and the State of New York, without regard to any jurisdiction’s conflict-of-laws principles.

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(b)	All controversies, claims, disputes, or counterclaims between the Company and Buyer concerning, based in any way upon, arising under, relating to, or arising in connection with this Agreement, or any resulting transaction, including, but not limited to, their respective obligations hereunder or under the Note, a disagreement about the meaning, interpretation, application performance, breach, termination, enforceability, or validity of this Agreement or the Note, and whether based on statute, tort, contract, common law or otherwise, shall be subject to and resolved by binding arbitration conducted under the auspices of JAMS under the JAMS Comprehensive Arbitration Rules in effect as of the date the request for arbitration is filed, as amended hereby (as amended, the “Rules”).

(c)	The Company or Buyer may initiate such an arbitration proceeding pursuant to the Rules. The arbitration shall be held in New York, New York (such site being herein referred to as the “Forum”). The Company and Buyer shall abide by any decision rendered in such arbitration, and that any court having jurisdiction may enforce such a decision.

(d)	The arbitration award shall also provide for payment by non-prevailing party to the prevailing party of the fees and costs incurred in connection with said arbitration, as well as the reasonable attorneys’ fees and costs. The arbitrator shall immediately upon conclusion of the arbitration proceedings render and issue a written decision.

(e)	Each of the Company and Buyer submits to the non-exclusive personal jurisdiction of the courts of the Forum as an appropriate place for compelling arbitration or giving legal confirmation of any arbitration award, and irrevocably waives any objection which it may now or hereafter have to the venue of any such enforcement proceeding brought in any of said courts and any claim of inconvenient forum. Service of process for all arbitration proceedings may be made in accordance with the Rules.

Section 6.08 Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement or a Transaction Document were not performed in accordance with the terms hereof and that each Party shall be entitled to specific performance of the terms hereof in addition to any other remedy at law or in equity, without posting bond.

Section 6.09 Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect to the maximum extent possible. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 6.10 Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 6.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed effective as of the Effective Date.

COMPANY:

GlassBridge Enterprises, Inc.

By:	/s/ Daniel Strauss
Name:	Daniel Strauss
Title:	Chief Executive Officer

BUYER:

/s/ Alex Spiro
Alex Spiro

Signature Page to Securities Purchase Agreement

Exhibit A

Form of Promissory Note

(Attached)

Exhibit B

Form of Warrant Agreement

(Attached)

Exhibit C

Form of Restricted Stock Unit

(Attached)

DISCLOSURE SCHEDULES TO THE

SECURITIES PURCHASE AGREEMENT

by and between

GLASSBRIDGE ENTERPRISES, INC.

and

ALEX SPIRO

Dated July 16, 2024

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